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                                                                      EXHIBIT 21

                 LIST OF SUBSIDIARIES OF WARRANTECH CORPORATION


1. WARRANTECH CONSUMER PRODUCT SERVICES, INC.
         a Connecticut corporation

2. WCPS OF FLORIDA, INC.
         a Florida corporation

3. WARRANTECH AUTOMOTIVE, INC.
         a Connecticut corporation

4. WARRANTECH AUTOMOTIVE OF CALIFORNIA, INC.
         a California corporation

5. WARRANTECH AUTOMOTIVE RISK PURCHASING GROUP, INC.
         a Michigan corporation

6. WARRANTECH AUTOMOTIVE OF FLORIDA, INC.
         a Florida corporation

7. WARRANTECH DIRECT, INC.
         a Texas corporation

8. WARRANTECH (UK) LIMITED
         a company incorporated in England

9. WARRANTECH INTERNATIONAL, INC.
         a Delaware corporation

10. WCPS OF CANADA, INC.
         a Connecticut corporation

11. WARRANTECH AUTOMOTIVE OF CANADA, INC.
         a Connecticut corporation

12. WARRANTECH EUROPE PLC
         a company incorporated in England

13. WARRANTECH ADDITIVE, INC.
         a Texas corporation

14. WARRANTECH HOME SERVICE COMPANY
         a Connecticut corporation

15. WARRANTECH CARIBBEAN LTD
         a company incorporated in the Cayman Islands


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16. WARRANTECH HOME ASSURANCE COMPANY
         a Florida corporation

17. REPAIRMASTER CANADA, INC.
         a company incorporated in Canada

18. WCPS DIRECT, INC.
         a Texas corporation

19. WHSC DIRECT, INC.
         a Texas corporation

20. WARRANTECH HOME ASSURANCE COMPANY
         a Connecticut corporation

21. WARRANTECH INTERNATIONAL de CHILE
         a Company incorporated in Chile

22. VEMECO, INC.
         a Connecticut corporation

23. WARRANTECH MANAGEMENT HOLDING COMPANY a Delaware corporation

24. WCPS CORP.
         a  Delaware corporation

25. W DIRECT CORP.
         a Delaware corporation

26. W AUTO CORP.
         a Delaware corporation

27. WARRANTECH MANAGEMENT COMPANY
         a Delaware corporation

28. WARRANTECH MANAGEMENT LIMITED PARTNERSHIP a Texas limited partnership

29. WARRANTECH DIRECT I, L.P.
         a Texas limited partnership

30. WARRANTECH SERVICES, L.P.
         a Texas limited partnership

31. WARRANTECH AUTOMOTIVE I, L.P.
         a Texas limited partnership


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